EXHIBIT 32.2
CERTIFICATION

PURSUANT TO
18 U.S.C. Section 1350
Pursuant

to

18

U.S.C.

Section

1350,

the

undersigned

officer

of

Popular,

Inc.

(the

"Company"),

hereby
certifies that the Company's

Report on Form 10

-Q for the quarter

ended June 30, 2021

(the "Report") fully complies
with the

requirements of

Section 13(a)

or 15(d),

as applicable,

of the

Securities Exchange

Act of

1934 and

that the
information

contained

in

the

Report

fairly

presents,

in

all

material

respects,

the

financial

condition

and

results

of
operations of the Company.
Dated: August 9, 2021
By:

/s/ Carlos J. Vázquez
Name:

Carlos J. Vázquez
Title: Chief Financial Officer
A signed original of this written statement has been provided to the Company and will be retained by the
Company and furnished to the Securities and Exchange Commission or its staff upon request.